SUPPLEMENT TO

CALVERT SOCIAL INVESTMENT FUND
Calvert Balanced Portfolio
Calvert Bond Portfolio
Calvert Equity Portfolio
Calvert Large Cap Core Portfolio

Statement of Additional Information dated January 31, 2015

Date of Supplement: September 29, 2015

Effective as of October 1, 2015, the first paragraph under “Investment Advisor and Subadvisors--Subadvisors” is deleted and replaced by the following text:

Atlanta Capital Management Company, LLC (“Atlanta Capital”) is controlled by Eaton Vance Corp. For the assets it manages for the Calvert Equity Portfolio, Atlanta Capital receives a Subadvisory fee, paid by the Advisor, of 0.21% of the Fund’s average daily net assets up to $2.5 billion and 0.20% of all assets above $2.5 billion.